UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2004

                       SECURED DIGITAL APPLICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       0-25658                    84-1357927
(State or Other Jurisdiction      (Commission File No.)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                  Suite 11.02 Menara Merais, No. 1, Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

                                 Not Applicable
          (Former name or former address, if changed since last report)



Item 12. Results of Operations and Financial Condition

On April 14, 2004, Secured Digital Applications, Inc. issued a press release announcing the results of its operations for calendar and fiscal year 2003, in conjunction with the filing of its annual report on Form 10-KSB. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the `Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SECURED DIGITAL APPLICATIONS, INC.
                                                  (Registrant)




Date: April 14, 2004                    By: /s/ Patrick Soon-Hock Lim
                                           -------------------------------------
                                            Patrick Soon-Hock Lim
                                            Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.              Description

99.1                     Press release of Secured Digital Applications, Inc.